ALIGHT SERIES TRUST

Supplement dated September 9, 2024,

to the Prospectus dated April 29, 2024,

for the Alight Money Market Fund

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information.

On September 5, 2024, the Board of Trustees (“Board”) of Alight Series Trust (the “Trust”) unanimously approved a proposal to liquidate and dissolve the Alight Money Market Fund (the “Fund”) pursuant to a Plan of Liquidation and Dissolution, whereby the assets of the Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Fund will be distributed to its shareholders.

The Fund anticipates that it will complete the liquidation on or around the close of business on or about October 16, 2024 (the “Liquidation Date”). Until the Liquidation Date, the Fund will continue to accept purchases into the Fund. Reinvestment of dividends on existing shares in accounts also will continue until the Liquidation Date. On the Liquidation Date, the Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder. As soon as practicable thereafter, the Fund will be terminated and dissolved.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares before the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses before the Liquidation Date. If you own Fund shares in a tax deferred account, such as an individual retirement account or 401(k) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine the tax consequences.

Please Retain This Supplement for Future Reference.